EXHIBIT 23(a)


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (No. 33-3836, No. 33-81706 and No. 33-62645).






Cincinnati, Ohio,                      Arthur Andersen LLP
     April 16, 1997



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